Exhibit 10.13

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TOA CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS A PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

SIDE LETTER AGREEMENT

TO

EXCLUSIVE DISTRIBUTION AGREEMENT

This Side Letter Agreement to the Exclusive Distribution Agreement (this “Side Letter Agreement”) is entered into effective as of the last signature date hereto (the “Side Letter Effective Date”), by and between Biomet 3i, LLC (successor and assignee of Zimmer Dental, Inc.), a Florida limited liability company (“Biomet 3i”), and RTI Surgical, Inc. (formerly RTI Biologics, Inc.), a Delaware corporation (“RTI”).

Recitals

A. Biomet 3i and RTI are parties to an Exclusive Distribution Agreement effective as of September 30, 2010, as amended pursuant to a First Agreement to Exclusive Distribution Agreement dated as of September 27, 2011; a Second Agreement to Exclusive Distribution Agreement dated as of January 15, 2014; a Third Agreement to Exclusive Distribution Agreement dated as of December 31, 2013; and a letter amendment dated December 30, 2013 (as amended, the “Distribution Agreement”).

B. Under the Distribution Agreement, and subject to such other terms and conditions of the Distribution Agreement as may be applicable, RTI is required to ship, at Biomet 3i’s expense, Implants to the Point of Destination designated by Biomet 3i in the applicable Firm Order. With respect to [****] shipped to any Point of Destination that is an end user destination (versus a Biomet 3i facility or a Biomet 3i Affiliate’s facility) located in [****] (such countries, collectively, the “DS Territory,” and such shipments, the “Drop-Shipments”), Biomet 3i agrees to compensate RTI for Drop-Shipments in the DS Territory, subject to and in accordance with the terms and conditions set forth in this Side Letter Agreement.

C. Unless otherwise defined herein, capitalized terms used in this Side Letter Agreement shall have the meanings given to them in the Distribution Agreement.

Agreement

In consideration of the mutual covenants contained herein and in the Distribution Agreement, as well as other good and valuable consideration, the adequacy and sufficiency of such consideration being hereby agreed to and acknowledged, Biomet 3i and RTI hereby agree as follows:

1. Drop-Shipments.

(a) RTI shall (or shall cause its affiliate Tutogen Medical GmbH to) make Drop-Shipments of [****] to the Point of Destination designated by Biomet 3i (or Biomet 3i Affiliate) using carriers designated by Biomet 3i, in each case in accordance with the Distribution Agreement as supplemented by this Side Letter Agreement. RTI shall comply with Biomet 3i’s instructions concerning carrier arrangements for the Drop-Shipments,

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TOA CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS A PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

including utilizing Biomet 3i’s account numbers and contracted rates with such carriers. Biomet 3i may provide such instructions via electronic mail. Except as may otherwise be provided in the Distribution Agreement to the extent not inconsistent with this Side Letter Agreement, Biomet 3i shall be responsible for all costs of freight for the Drop-Shipments.

(b) Notwithstanding anything in the Distribution Agreement to the contrary, Drop-Shipment orders (including packing slip) received by RTI on or prior to the times below (“Cut-off Times”) on any Business Day (as defined below) shall be shipped from [****], and Drop-Shipment orders received by RTI after such Cut-off Times shall be shipped from such facility no later than the following Business Day; provided, however, that the provisions of this Section 1(b) shall apply only to [****].

[****]

Solely for purposes of this Section 1(b), “Business Day” means any day other than a Saturday, a Sunday or a day on which banks in [****] are authorized or obligated by Applicable Law to remain closed.

(c) Biomet 3i and RTI each agree that (i) the parties shall follow the workflow included as Attachment 1 hereto for all Drop-Shipments; (ii) Biomet 3i shall provide electronic copies of packing slips to RTI for inclusion with each such Drop-Shipment; (iii) Biomet 3i shall directly invoice customers and RTI shall not include any invoices or transfer fee information in any Drop-Shipment. [****].

(d) For avoidance of doubt, Biomet 3i’s DS Territory Affiliates may submit Drop-Shipment orders consistent with Section 3.6 of the Distribution Agreement.

2. Existing Inventory Transfer. RTI will accept, receive into [****] (“Relocated Implants”), provided that such Relocated Implants meet or exceed minimum shelf life requirements for distribution in [****], respectively. For avoidance of doubt, this Section 2 does not apply to the return of non-conforming or defective Implants covered under Section 3.8 of the Distribution Agreement. The parties agree that [****] returned for any reason other than redistribution in accordance with this Side Letter Agreement shall be handled as provided in Exhibit 6 to the [****].

3. Title & Risk of Loss. All [****] pursuant to this Side Letter Agreement shall be a bailment held by RTI (or its Affiliates) as bailee on behalf of Biomet 3i as bailor. All [****] will be owned by Biomet 3i and, Biomet 3i will have title to all such [****] until transfer to Biomet 3i’s customers. (As used in this paragraph, the terms “owned” and “title,” including word variations thereof, are terms of convenience and shall refer only to such legal or equitable rights of possession, custody, or control as allowed by law). RTI shall have all customary rights, duties and responsibilities of a bailee responsible for the safekeeping of a bailor’s property while such property is in the care of the bailee, including, in exchange for the fees to RTI and its Affiliates provided for herein, storing the [****] in a manner consistent with Specifications, Applicable Industry Standards and Applicable Laws, and indemnifying Biomet 3i with respect to any loss or damage to the [****] while such [****] are in the care of RTI or its Affiliates (provided such loss

ZB/RTI Side Letter Agreement to Exclusive Distribution Agreement (re [****] Drop Shipments)	Page 2 of 6

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TOA CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS A PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

or damage is not attributable to the actions or inactions of Biomet 3i or its Affiliates). RTI may not transfer ownership of the [****] as collateral or security, nor encumber them in any other way in favor of Third Parties. RTI shall take such action and execute and deliver such documents as Biomet 3i may reasonably request to protect and maintain the protection of Biomet 3i’s rights in the [****].

4. DS Fees.

(a) In connection with the Drop-Shipments in the DS Territory, Biomet 3i shall pay to RTI the following fees (“DS Fees”) during the DS Fee Period (as defined below):

i.	A flat fee equal to (i) [****] for the first year of the DS Fee Period, and (ii) [****] for the second year of the DS Fee Period.

ii.

A per shipment fee equal to (i) [****] per Drop-Shipment for the first [****] Drop-Shipments during each one-year period (starting on April 1 and ending on March 31) of the DS Fee Period, and (ii) [****] per Drop- Shipment for any Drop-Shipments in excess of [****] Drop-Shipments during each one-year period (starting on April 1 and ending on March 31) of the DS Fee Period.

iii.

[****], billable in half-day increments, shall apply to physical inventory counts performed by RTI personnel and requested by Biomet 3i relating to [****]. For the avoidance of doubt, such fees shall not apply to [****].

(b) If the DS Fee Period extends beyond [****], the Parties may renegotiate the amount of the DS Fees. If the Parties are unable to agree upon new DS Fee amounts, then the DS Fees shall remain unchanged and in effect until the DS Fee Period is terminated by either Party pursuant to Section 4(e) below.

(c) RTI acknowledges that the DS Fees represent the total compensation due and payable to RTI in connection with Drop-Shipments and the ancillary services referenced in this Side Letter Agreement, and RTI shall not be entitled to any other compensation, overhead expenses or other reimbursement in connection therewith. For clarification purposes, and except as may be otherwise contemplated in the Distribution Agreement, no DS Fees are due with respect to (i) shipments by RTI of any items other than the [****], or (ii) shipments of [****] to any location outside of the DS Territory.

(d) RTI shall invoice the following Biomet 3i affiliate for DS Fees due and owing, and such invoices shall be paid pursuant to the payment terms set forth in Section 4.5 of the Distribution Agreement:

[****]

(e) The Parties’ rights and obligations under this Section 4 shall be in effect from April 1, 2016 through the expiration or termination of the Term under the Distribution

ZB/RTI Side Letter Agreement to Exclusive Distribution Agreement (re [****] Drop Shipments)	Page 3 of 6

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TOA CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS A PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Agreement. Notwithstanding the foregoing, either Party may terminate this Section 4 (and the Parties’ rights and obligations under this Section 4) upon 90 days’ prior written notice to the other Party; provided, however, that in no event shall any such termination take effect prior to the expiration of 180 days from April 1, 2016. The period during which the Parties’ rights and obligations under this Section 4 are in effect is referred to herein as the “DS Fee Period.”

5. Confidential Information. For avoidance of doubt, information received by the Parties in connection with the activities contemplated under this Side Letter Agreement shall be subject to Section 7.1 of the Distribution Agreement. Notwithstanding Section 7.1(d) of the Distribution Agreement, the obligations under Section 7 of the Distribution Agreement with respect to any Confidential Information pertaining to customers of Biomet 3i or of Biomet 3i’s Affiliates (including customer pricing) shall remain in effect indefinitely.

6. Non-Solicitation. During the Term of the Distribution Agreement and for a period of five (5) years after the expiration or termination of the Distribution Agreement, neither RTI nor any RTI Affiliate shall induce or attempt to induce any distributor, customer, contractor, supplier, vendor or other business relation of Biomet 3i or Biomet 3i’s Affiliates, directly or indirectly, to curtail or cancel any business with Biomet 3i or Biomet 3i’s Affiliates, or (ii) otherwise in any way interfere with the relationship between Biomet 3i and Biomet 3i’s Affiliates and any of their respective distributors, customers, contractors, suppliers, vendors or other business relations.

7. Effect on Distribution Agreement. Except as specifically modified above, the terms of the Distribution Agreement shall apply to all Drop Shipments. In the event of a conflict between the Distribution Agreement and this Side Letter Agreement, this Side Letter Agreement shall control only with respect to Drop-Shipments in the DS Territory. Nothing in this Side Letter Agreement shall be construed as an acknowledgement or admission by Biomet 3i that RTI is entitled to any remuneration under the Distribution Agreement for shipment of Implants directly to Biomet 3i’s customers, and nothing in this Side Letter Agreement shall limit Biomet 3i in asserting its rights and remedies under the Distribution Agreement, including under Section 3.7 thereof.

8. Applicable Law. This Side Letter Agreement shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to its choice of law rules.

[SIGNATURES ON FOLLOWING PAGE;

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

ZB/RTI Side Letter Agreement to Exclusive Distribution Agreement (re [****] Drop Shipments)	Page 4 of 6

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TOA CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS A PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

IN WITNESS WHEREOF, each Party has caused this Side Letter Agreement to be executed by its respective duly authorized representative as of the Side Letter Effective Date.

RTI SURGICAL, INC.

By:	/s/ Eric Baldwin

Name:	Eric Baldwin

Title:	Vice President & General Manger, Commercial Accounts

Date:	March 29, 2016

BIOMET 3i, LLC

By:	/s/ David Josza

Name:	General Manager

Title:	General Manager

Date:	March 29, 2016

ZB/RTI Side Letter Agreement to Exclusive Distribution Agreement (re [****] Drop Shipments)	Page 5 of 6

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TOA CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS A PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

ATTACHMENT 1

[****]